Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 201,250,005.00
Previously Paid Amount	0.00
Total Fee Amount	27,792.63
Total Offset Amount	0.00
Net Fee	$ 27,792.63
Final Prospectus	false